Employment Benefits	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Employment Benefits
16.	Employment Benefits

The Group offers its employees in Korea, Taiwan and Thailand defined benefit plans (unfunded and funded) and defined contribution plans. The specific features of these plans vary depending on the applicable laws and regulations in each country where the employees work. The majority of the Group’s defined benefit obligations represents the defined benefit plans for employees of LINE Plus Corporation, LINE PLAY Corporation, LINE Biz Plus Corporation, LINE Friends Corporation, LINE STUDIO Corporation, LINE UP Corporation, NemusTech Co., Ltd., PiG Corporation, Studio 4LEAF Corporation, Bapul Corporation and Markt co., ltd (collectively, the “subsidiaries with defined benefit plans”) which are located in Korea, while LINE GAMES Corporation, NextFloor Corporation., Next Floor Basement Lab Corporation and InnoAG. inc offer their employees defined contribution plans. The expenses recognized in the Consolidated Statements of Profit or Loss in relation to the defined contribution plans amounted to nil for the years ended December 31, 2015 and 2016, and 47 million yen for the year ended December 31, 2017. The feature of the defined benefit plans in Korea is described below.

The legal and regulatory framework for the plans is based on the applicable Korean Employee Retirement Benefit Security Act (“ERBSA”). Post-employment defined benefit plan provides lump sum payments to the eligible employees. Directors and current employees of the subsidiaries offer defined benefit plans with a service period of over one year are eligible for such post-employment defined benefits, which are calculated based on a final average pay formula.

Furthermore, the plans expose the Group to actuarial risks, such as interest rate risk, salary increase risk, and longevity risk. Interest rate risk refers to the risk of fluctuation of bond yields. A decrease in the bond yields will increase the defined benefit obligations liability. The salary increase risk refers to the risk that an increase in future salary will increase the defined benefit obligations liability. Longevity risk refers to the risk that an increase in life expectancy of the plan participants will increase the defined benefit obligations liability. The plan assets of the defined benefit plans expose the Group to the risk of underperformance in comparison with the Group’s expectation.

(1)	Liabilities for defined benefit obligations as of December 31, 2016 and 2017 are as follows:

	(In millions of yen)
	December 31, 2016			December 31, 2017
	Unfunded	Funded	Total	Unfunded	Funded	Total
Present value of defined benefit obligations	6,204	—	6,204	6,089	100	6,189
Plan assets(1)	—	—	—	—	(27)	(27)

Liabilities for post-employment benefits	6,204	—	6,204	6,089	73	6,162

(1)	All of the plan assets are held by NemusTech, Co., Ltd. which the Group acquired during the year ended December 31, 2017.
(2)

Expenses related to defined benefit plans are recognized in the Consolidated Statements of Profit or Loss as operating expenses for the years ended December 31, 2015, 2016 and 2017 are comprised of the following:

	(In millions of yen)
	2015	2016	2017
Current service costs	1,025	1,620	1,933
Interest costs	81	127	208

Total	1,106	1,747	2,141

(3)	Movements in the present value of the defined benefit obligations for the years ended December 31, 2016 and 2017 are as follows:

	(In millions of yen)
	2016	2017
Defined benefit obligations at the beginning of year	5,495	6,204
Current service costs	1,620	1,933
Interest costs	127	208
Remeasurement losses/(gains):
Actuarial losses arising from changes in demographic assumptions(1)	7,742	(28)
Actuarial gains arising from changes in financial assumptions(2)	(8,314)	(1,513)
Experience adjustments(3)	(102)	(552)
Payments from the plan	(174)	(453)
Net transfer(4)	49	(57)
Increase due to business combinations	—	261
Exchange differences on translation of foreign operations	(239)	186

Defined benefit obligations at the end of year	6,204	6,189

(1)

In 2016, actuarial losses arising from changes in demographic assumptions resulted mainly from a decrease in estimated termination rates compared with 2015. The decrease in the estimated termination rates primarily related to the fact that the rate of the increase of the number of separation fell below compared to that of the number of employee who are subject to defined benefit plans compared to 2015. In 2017, there is no material change of the estimated termination rates compared with those in 2016.

(2)

In 2016, actuarial gains arising from changes in financial assumptions resulted mainly from an increase in the discount rate and a decrease in the period end weighted average salary increase rate at year end 2016, as compared to corresponding rates at year end in 2015. The increase in the discount rate primarily related to the fact that the estimated duration, which is used to calculate the retirement benefit obligation, increased due to the decrease in estimated termination rates described above. The decrease in the weighted average salary increase rate primarily related to the fact that the salary increase rates for the current year and the estimated future inflation rate decreased.

In 2017, actuarial gains arising from changes in financial assumptions resulted mainly from an increase in discount rate in comparison with 2016 and a decrease in the weighted average salary increase rate. The increase in the discount rate primarily related to the fact that the estimated duration, which is used to calculate the retirement benefit obligations, increased due to the decrease in estimated termination rates described above. The decrease in the weighted average salary increase rate primarily related to the fact that the salary increase rates for the current year and the estimated future inflation rate decreased.

(3)	Experience adjustments represent the impact on the liabilities of differences between actual experiences during the year compared with the previous actuarial assumptions.
(4)

Net transfer primarily represents the transfer of defined benefit obligations associated with employees of NAVER or other NAVER group companies joining LINE Plus Corporation, LINE PLAY Corporation, LINE Biz Plus Corporation and LINE Friends Corporation and vice versa.

(4)	Movements in the plan assets for the years ended December 31, 2016 and 2017 are as follows:

	(In millions of yen)
	2016	2017
Plan assets at the beginning of year	—	—
Interest income	—	2
Employer contributions	—	31
Benefits paid	—	(6)
Exchange differences on translation of foreign operations	—	—

Plan assets at the end of year	—	27

The plan assets contains only cash and cash equivalents. Employer contributions expected to be paid to the plan for the year ending December 31, 2018 are 24 million yen. The amount of employer contributions is determined so that balance of plan assets can be more than 80% of the balance of NemusTech Co., Ltd.’s defined benefit obligations at each year end in the long term.

(5)

Significant judgment is required when selecting key assumptions for measuring defined benefit expenses for a period and the defined benefit obligations at the period end for each defined benefit plan. The principal actuarial assumptions used include discount rates and salary increase rates.

The Group determined the discount rate based on market returns of high-quality corporate bonds consistent with the currencies and estimated payment terms corresponding to the defined benefit obligations as of the reporting date in order to calculate the present value of the defined benefit obligations.

	December 31, 2015	December 31, 2016	December 31, 2017
Discount rate	2.6%	3.4%	3.2%-3.7%
Weighted average of salary increase	9.5%-14.4%	8.6%-11.3%	4.5%-7.7%

(6)

Economic factors and conditions often affect multiple assumptions simultaneously; as such, the effects of changes in key assumptions are not necessarily linear. The following sensitivity analysis illustrates the impact of changes in certain significant actuarial assumptions, leaving all other assumptions constant, as of December 31, 2016 and 2017:

	(In millions of yen)
	Impact on the defined benefit obligations
Assumptions and sensitivity level	December 31, 2016	December 31, 2017
Discount rate
100 basis point increase	(842)	(5,019)
100 basis point decrease	1,040	6,561
Salary increase rate
100 basis point increase	972	7,057
100 basis point decrease	(810)	(5,620)

(7)	The average duration of the defined benefit plan obligations as of December 31, 2016 and 2017 were 15.2 and 13.3 years, respectively.

The following table shows estimated future benefit payments within ten years from December 31, 2017. Actual payments may differ from those shown because of uncertain future events.

Years	(In millions of yen)
2018	242
2019	320
2020	392
2021	468
2022	1,000
2023–2027	4,250